                                      VIP Growth Fund

                                      VIP Global Opportunities Fund

                                      VIP Diversified Assets Fund

                                      VIP Fixed Income Fund

                                      VIP Money Market Fund

                       [GRAPHIC]

                                      USAllianz VIP Funds

                                      Annual Report



                                      December 31, 2000



                                                                 USAllianz Funds

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

                               Table of Contents

                             Letter to Shareholders
                                     Page 1

                               Growth Fund Review
                                     Page 5

                        Global Opportunities Fund Review
                                     Page 7

                         Diversified Assets Fund Review
                                     Page 9

                            Fixed Income Fund Review
                                    Page 11

                               Money Market Fund
                                    Page 12

                       Schedules of Portfolio Investments
                                    Page 13

                      Statements of Assets and Liabilities
                                    Page 24

                            Statements of Operations
                                    Page 25

                      Statements of Changes in Net Assets
                                    Page 26

                         Notes to Financial Statements
                                    Page 28

                              Financial Highlights
                                    Page 32

                          Independent Auditors' Report

 Letter to Shareholders

Dear Shareholders,

We are pleased to present this report for the USAllianz Variable Insurance Products Trust (the "USAllianz VIP Funds"), for the period ended December 31, 2000.

A Slowing Economy and Difficult Stock Market
The U.S. economy grew rapidly early in the year. The Federal Reserve Board (the "Fed") became concerned that such strong growth would lead to higher inflation and raised the federal funds rate to slow the economy. In all, the Fed raised interest rates three times during the year, for a total increase of one percentage point. Those interest rate increases contributed to a greater-than-expected slowdown toward the end of the year.

Evidence that the economy was slowing was reflected in the weakness in the stock market. Investors also were disconcerted by the confusion surrounding the presidential election, rising energy prices, disappointing corporate earnings and weakness in the Euro, which hurt U.S. companies with European operations.

Value stocks significantly outperformed growth stocks during the period as investors shifted money from formerly high-priced technology and telecommunications shares into sectors that provided more dependable earnings performance. That trend boosted stocks in the energy, utilities, healthcare and financial services sectors.

Fixed-income investors experienced strong performance from long-term Treasury bonds. The Treasury Department aggressively bought back 30-year bonds, pushing their prices up and their yields down. The strong performance of long-term Treasuries coupled with the Fed's short-term interest rate increases created an inverted yield curve: Yields on longer-term Treasury bonds were lower than yields on shorter-term Treasuries. Mortgage-backed securities also performed relatively well, as investors favored issues with strong credit quality.

Corporate bonds performed relatively poorly during the period. We believe investors worried that the slowing economy would hurt corporate profits, making it more difficult for companies to pay their debts. That environment was especially hard on lower-rated issues, which dramatically underperformed higher-quality securities.

Going Forward
We expect the economy will continue to grow, which should help corporate earnings, and we anticipate the Fed will take the steps necessary to prevent a recession. This is evident by its surprise 50-basis-point interest rate cut immediately following the end of the year.

We believe that stock market valuations were unrealistic before last year's correction, and that the market is now fairly priced. When selecting stocks for the Funds' portfolios, our focus will continue to be on business fundamentals such as earnings and cash flow.

In addition, we feel bonds should perform well in an environment of modest economic growth. Corporate bonds should rebound from their poor performance relative to Treasury bonds during the past year.

Finally, we would like to take this opportunity to remind shareholders of the importance of diversification. The past year showed the value of a diversified portfolio: Investors who had concentrated their holdings in high-flying technology shares at the beginning of the year probably ended 2000 with significant losses. By contrast, well-diversified portfolios that included stocks, bonds and cash generally held up well.

Thank you for your faith in the USAllianz VIP Funds. We will work hard to retain that trust, bringing to bear our expertise and our faith in the power of well-managed and well-diversified portfolios. If you have questions about your Funds, please call our shareholder representatives at 1-800-624-0197.

Sincerely,

[PHOTO OF DAVID MARKS]

/s/ David Marks
David P. Marks
Chief Investment Officer, Allianz of America, Inc.
Chairperson, USAllianz VIP Funds


            The USAllianz VIP Funds are NOT INSURED BY THE FDIC or any other governmental agency, are not deposits or obligations of, or endorsed or guaranteed by, Allianz of America, Inc., the distributor or any of their affiliates, and involve investment risks, including the possible loss of the principal amount invested.

                      [This Page Intentionally Left Blank]

 Growth Fund

--------------------------------------------------------------------------------

How did the Fund perform during the 12-month period ended December 31, 2000? The Fund posted a -10.28% total return during the 12 months ended December 31, 2000. The Standard & Poor's 500 Stock Index ("S&P 500 Index") produced a -9.10% return for the same period.

What market factors affected the Fund's performance during the period ended December 31, 2000?
The stock market experienced considerable volatility during the period. Shares of Internet and other technology firms posted strong gains early on, but suffered significant losses during most of 2000. Investors expressed concerns about the outlook for many of these so-called "New Economy" companies and the high valuations of their stocks. We believe stocks were hurt by the slowdown in economic growth and consumer spending brought on by rising interest rates and energy prices. Investors worried that this slowdown would have a negative impact on corporate profits. In fact, many companies did experience lower-than-expected earnings last year. Finally, weakness in the Euro hurt many multinational firms that have revenues from overseas.

Value stocks outperformed growth stocks, as investors rotated assets from high-priced growth shares into companies that offered more stable earnings such as health care, energy, utilities and financial services sectors.

In that environment we maintained our disciplined strategy of investing in shares of companies that offer strong long-term revenue and earnings growth potential and continued to employ a company-specific, bottom-up approach to identify attractive investments. Since we do not make large bets on any one sector, the Fund's returns typically are driven by individual stock selections among a number of sectors. Stocks that boosted the Fund's returns included computer hardware maker Sun Microsystems, Inc. (1.24% of net assets), broadband Internet access provider ADC Telecommunications, Inc. (0.48%), biotechnology company IDEC Pharmaceuticals Corp. (0.84%), financial services firm State Street Corp. (2.21%), and telecommunications equipment manufacturer Nokia Corp. (1.55%).*

What is your outlook for the economy and the stock market going forward?
The economy will likely continue to slow during the next few months. However, the Fed's decision to cut interest rates, shortly after year-end shows its willingness to act quickly to prevent recession. Overall, we expect the economy to continue to grow over the next several months.

In our opinion, stocks seem poised to deliver improved performance going forward. We feel the market is more fairly valued than it was early last year, energy prices appear to have peaked and the Euro's strength has improved relative to the dollar. Investors will probably continue to avoid more speculative stocks in favor of reasonably valued shares of companies that can deliver strong earnings.

*The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

[PHOTO APPEARS HERE]

Ronald M. Clark
Senior Managing Director

Ronald M. Clark leads the team of experienced and knowledgeable equity investment professionals who oversee the management of the Growth Fund, the Global Opportunities Fund, the equity investments of the Diversified Assets Fund and various other domestic and global portfolios. Mr. Clark has nearly three decades of professional investment experience.

Mr. Clark began his career as an investment analyst with Mutual of New York, and joined Allianz Life Insurance Company of North America as Chief Investment Officer in 1973. Along with his primary role as Senior Managing Director of equity investments, Mr. Clark serves on the Investment Policy Committee for Allianz Worldwide. He also provides senior level oversight of real estate investments and corporate finance activities.

Mr. Clark obtained both undergraduate and graduate degrees from the University of Wisconsin.

 Growth Fund Review

--------------------------------------------------------------------------------
Fund Objective

The Growth Fund, which commenced operations on November 9, 1999, seeks to provide long-term growth of capital by investing in shares of larger companies primarily traded on U.S. exchanges. The Fund utilizes a bottom-up fundamental analysis and balances growth opportunities and less aggressive investments to manage risk.



                                    [GRAPH]

                     Growth Fund       S&P 500 Stock Index

11/09/99               $10,000               $10,000
11/99                   10,160                10,096
12/99                   10,852                10,691
01/00                   10,632                10,154
02/00                   10,832                 9,961
03/00                   11,552                10,936
04/00                   11,152                10,607
05/00                   10,722                10,389
06/00                   11,139                10,645
07/00                   10,979                10,479
08/00                   11,610                11,130
09/00                   10,843                10,542
10/00                   10,592                10,498
11/00                    9,609                 9,670
12/00                    9,736                 9,717


Average Annual Total Return as of December 31, 2000

                                Since
                              Inception
                      1 Year  (11/9/99)
---------------------------------------
 Growth Fund          -10.28%  -2.31%
---------------------------------------
 S&P 500 Stock Index   -9.10%  -2.47%
---------------------------------------

The Fund's performance is compared to the S&P 500 stock Index, an unmanaged index that represents the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

 Global Opportunities Fund+

--------------------------------------------------------------------------------

What is the Fund's objective, and how did it perform during the recent period? The Fund seeks to provide long-term growth of capital by investing in a broad range of companies in the U.S. and overseas markets. The Fund combines a top-down, sector-oriented approach with a disciplined, bottom-up stock selection process. The Fund posted a total return of -15.00% from its inception on February 1, 2000 through December 31, 2000. That compares to a -7.89% return for the Fund's benchmark the MSCI World Index.

What were conditions like in the global equity markets during the period from the Fund's inception through December 31, 2000?
Global equity markets performed poorly, posting their worst overall returns since 1990. Overseas stocks were hurt by rising energy prices, which make exporting products more expensive, and by an economic slowdown that spread from the U.S. to overseas markets. The Japanese stock market fell 29% during 2000. Europe held up better, but still posted a 2.7% loss in 2000, as the weak Euro hurt corporate profits.

How did you position the Fund's portfolio during the period?
We feel the Fund benefited from its overweight position in the financial services sector, which performed relatively well as concerns about rising inflation faded during the second half of 2000. The Fund also had underweight positions in poor-performing sectors such as broadcast and publishing and business and public services that helped returns. However, the overweight positions in the technology and telecommunications sectors hurt the Fund, as slow economic growth weakened earnings of many firms in those sectors. In addition, the Fund's overweight stake in data-processing stocks and underweight position in health care also dampened performance.

The strongest-performing stocks in the Fund's portfolio included: Automatic Data Processing, Inc. (2.21% of net assets); Sun Microsystems, Inc. (0.97%); NTT Mobile Communications, Inc., a Japanese telecommunications firm (0.60%) and AES Corp., a U.S.-based power company (1.93%).*

What is your outlook for the global equity markets?
The Fed cut interest rates in January 2001 in an effort to spark economic growth and hold off a recession in the U.S. We believe the Fed will likely cut rates further, potentially prompting the European Central Bank to follow suit later in 2001. Stock market volatility may continue in the coming months, as investors carefully watch for evidence of the global economy's strength. We will maintain our disciplined approach of investing in shares of financially sound companies with strong growth prospects.

+International investing involves increased risk and volatility.

*The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

[PHOTO OF RONALD M. CLARK]

Ronald M. Clark
Senior Managing Director

Ronald M. Clark leads the team of experienced and knowledgeable equity investment professionals who oversee the management of the Growth Fund, the Global Opportunities Fund, the equity investments of the Diversified Assets Fund and various other domestic and global portfolios. Mr. Clark has nearly three decades of professional investment experience.

Mr. Clark began his career as an investment analyst with Mutual of New York, and joined Allianz Life Insurance Company of North America as Chief Investment Officer in 1973. Along with his primary role as Senior Managing Director of equity investments, Mr. Clark serves on the Investment Policy Committee for Allianz Worldwide. He also provides senior level oversight of real estate investments and corporate finance activities.

Mr. Clark obtained both undergraduate and graduate degrees from the University of Wisconsin.

 Global Opportunities Fund Review

--------------------------------------------------------------------------------
Fund Objective:

The Global Opportunities Fund which commenced operations on February 1, 2000 seeks long-term growth of capital. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in equity securities, which include common stocks, preferred stocks, convertible securities, warrants and rights of U.S. and foreign issuers. Generally, the companies in which the Fund invests will be conducting business in one of the following seven industry sectors: natural resources, lifestyle, financials, high technology, telemedia, life science, and transportation.
                                    [GRAPH]

Growth of a $10,000 Investment

                    Global Opportunities Fund       MSCI World Index

 2/01/2000                  $10,000                      $10,000
      2/00                    9,920                       10,026
      3/00                   10,520                       10,717
      4/00                   10,170                       10,263
      5/00                    9,530                       10,002
      6/00                    9,820                       10,338
      7/00                    9,580                       10,045
      8/00                   10,000                       10,371
      9/00                    9,220                        9,818
     10/00                    8,970                        9,652
     11/00                    8,410                        9,065
     12/00                    8,500                        9,211



Aggregate Total Return as of December 31, 2000

                                               Since
                                             Inception
                                     3 Month (2/1/00)
------------------------------------------------------
 Global Opportunities Fund           -7.81%   -15.00%
------------------------------------------------------
 Morgan Stanley Capital
 International
 (MSCI) World Index                  -6.19%    -7.89%
------------------------------------------------------

The Fund's performance is compared to the Morgan Stanley Capital International
(MSCI) World Index, an unmanaged index that measures the performance of a diverse range of developed country global stock markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

 Diversified Assets Fund

--------------------------------------------------------------------------------

How did the Fund perform during the recent period?
For the period ended December 31, 2000 the Fund produced a total return of 3.51% compared to 10.10% and 4.84% for the Fund's benchmarks, the Lehman Brothers Intermediate Government/Credit Bond Index and the Diversified Assets Customized Blended Index+, respectively.

What were conditions like in the stock and bond markets during the 12-month period ended December 31, 2000?
The stock market performed poorly, as rising interest rates and energy prices caused economic growth to slow and consumer confidence to drop. Investors worried that companies would deliver poor revenue and earnings growth in that environment. In fact, many companies did post lower-than-expected financial results during the period. Weakness in the Euro also hurt many U.S. companies that distribute their products and services in Europe. Technology and telecommunications shares experienced poor performance as investors expressed concerns about the high valuations of stocks in those sectors and sought sectors with more dependable earnings, such as health care, energy and utilities which performed relatively well.

The bond market experienced considerable volatility. The Fed raised short-term interest rates three times early in 2000 in an effort to slow the pace of economic growth and forestall inflation. Those rate hikes combined with rising energy prices contributed to the slowdown of the economy later in the year. Investors were encouraged that inflation would stay benign, and bought long-term Treasury bonds. The U.S. Treasury's program to buy back long-term government bonds also contributed to strong performance from those securities. Corporate bonds--especially lower-rated issues--suffered as investors worried that the slowing economy would cause companies to default on their debt.

How did you position the Fund in that environment?
Our careful stock selection investment process helped the Fund find attractive issues. Such stocks included biotechnology company IDEC Pharmaceuticals Corp. (0.21% of net assets), financial services firm State Street Corp. (0.54%), and computer hardware maker Sun Microsystems, Inc. (0.30%).*

In addition, we positioned the fixed-income portion of the Fund's portfolio with an average maturity longer than that of its benchmark. That strategy helped the Fund lock in yields long-term as rates fell. Our decision to overweight mortgage-backed securities also benefited the Fund, as investors favored these high-quality securities during periods of credit uncertainty. The average credit quality of the Fund's fixed-income portfolio was high, at AA.*

What is your outlook for stocks and bonds going forward?
The economy likely will grow at an annualized rate of 2% to 3%--a slower but more sustainable rate than it has in recent years. Stock valuations now stand at more reasonable levels than they did a year ago, and we believe that most of the speculative excess has been taken out of the market. Shares of financially solid companies that can generate consistent revenue and earnings growth are poised to perform well in that environment.

The Fed surprised investors not long after the end of the current fiscal year by cutting short-term interest rates in an effort to boost economic growth. We believe the Fed may cut interest rates again if the economy shows signs of slowing too much. Corporate bonds, which suffered in 2000, likely will post stronger performance during the coming months.

+The Diversified Assets Customized Blended Index is an index created by Allianz of America, Inc. consisting of several securities market indices including 65% of Lehman Brothers Intermediate Government/Credit Bond Index, 25% of the S&P 500 Index and 10% of the 90-day Treasury Bill.

*The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

[PHOTO OF GARY BROWN]

Gary Brown
Senior Managing Director

Gary Brown leads the team of experienced and knowledgeable investment professionals who oversee management of the Fixed Income Fund, fixed income investments of the Diversified Assets Fund and other fixed income portfolios. Mr. Brown has 26 years of professional investment experience.


[PHOTO OF RONALD M. CLARK]

Ronald M. Clark
Senior Managing Director

Ronald M. Clark leads the team of experienced and knowledgeable equity investment professionals who oversee the management of the Growth Fund, the Global Opportunities Fund the equity investments of the Diversified Assets Fund and various other domestic and global portfolios. Mr. Clark has nearly three decades of professional investment experience.

 Diversified Assets Fund Review

--------------------------------------------------------------------------------
Fund Objective:

The Diversified Assets Fund, which commenced operations on November 9, 1999, seeks to provide total return consistent with the reduction of long-term volatility by investing approximately 65% of its assets in fixed income securities, 25% in stocks and 10% in money market instruments. The Fund actively manages the asset class mix using a consistent and disciplined process consisting of a review of current economic activity, risk profiling, and a fundamental analysis of individual securities.


                                    [GRAPH]

Growth of a $10,000 Investment

                             Lehman
                            Brothers     Diversified
                          Intermediate      Assets
            Diversified   Government/     Customized                90-Day U.S.
              Assets         Credit        Blended       S&P 500     Treasury
               Fund        Bond Index       Index         Index        Bill

11/09/99      $10,000       $10,000        $10,000     $10,000.00   $10,000.00
11/99          10,040         9,975         10,011      10,096.06    10,032.26
12/99          10,281         9,942         10,141      10,690.67    10,077.89
01/00          10,181         9,905          9,994      10,153.55    10,125.78
02/00          10,271         9,986         10,005       9,961.33    10,174.52
03/00          10,546        10,090         10,322      10,935.86    10,224.49
04/00          10,412        10,067         10,234      10,606.85    10,274.17
05/00          10,311        10,083         10,197      10,389.22    10,322.62
06/00          10,531        10,260         10,382      10,645.34    10,373.23
07/00          10,539        10,338         10,398      10,478.90    10,427.13
08/00          10,804        10,460         10,645      11,129.78    10,482.25
09/00          10,671        10,555         10,573      10,542.18    10,536.81
10/00          10,636        10,604         10,599      10,497.62    10,592.78
11/00          10,467        10,748         10,489       9,670.00    10,647.72
12/00          10,642        10,946         10,632       9,717.32    10,700.21



Average Annual Total Return as of December 31, 2000

                                         Since
                                       Inception
                                1 Year (11/9/99)
------------------------------------------------
 Diversified Assets Fund         3.51%   5.58%
------------------------------------------------
 Lehman Brothers Intermediate
 Government/Credit Bond Index   10.10%   8.19%
------------------------------------------------
 S&P 500 Stock Index            -9.10%  -2.47%
------------------------------------------------
 90-day U.S. Treasury Bill       6.21%   6.07%
------------------------------------------------
 Diversified Assets Customized
 Blended Index+                  4.84%   5.49%
------------------------------------------------

The Fund's performance is compared to the Lehman Brothers Intermediate Government/Credit Bond Index, an unmanaged index that is generally comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, non-convertible, investment-grade, dollar-denominated, SEC-registered corporate debt. The Fund is also compared to the Diversified Assets Customized Blended Index, a blended index created by Allianz of America, Inc. consisting of 65% of the Lehman Brothers Intermediate Government/Credit Bond Index, 25% of the S&P 500 Stock Index and 10% of the 90-day Treasury Bill. The S&P Stock Index is an unmanaged index that represents the performance of the large-capitalization equity market. These indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

 Fixed Income Fund

--------------------------------------------------------------------------------
What were conditions like in the bond market during the 12-month period ended December 31, 2000?
The bond market experienced considerable volatility during the period. Strong economic growth increased the likelihood of higher inflation, prompting the Fed to raise short-term interest three times early in the year in an effort to slow the economy. The Treasury also instituted a program to buy back long-term government bonds, reducing supply and increasing their prices.

Towards the end of the year, the Fed's rate increases had the desired effect, and yields on long-term government bonds fell. Rising oil prices and stock market volatility also contributed to slower economic growth and falling interest rates.

Corporate bonds performed relatively poorly during the period due to concerns that slower economic growth would hurt companies' profits and cause firms to default on their debt.

How did you position the Fund in that environment?
The Fund maintained a duration roughly 5% to 10% longer than that of its benchmark index, because we expected that the economy should slow and interest rates would fall. That strategy benefited the Fund as long-term rates did indeed fall during much of the period. The Fund posted a total return of 11.71% during the period, versus 11.84% for the Lehman Brothers Government/ Credit Bond Index.

What sectors of the bond market did you favor during the period?
We favored mortgage-backed securities, which performed well due to strong demand for issues with high credit quality. We also overweighted high quality corporate and asset-backed bonds, which offered attractive yields. The Fund was underweighted in Treasury securities which was a drag on performance.

The Fund's sector allocation as of December 31, 2000 was as follows: corporate bonds (53.2% of assets); U.S. government agency mortgages (19.9%); U.S. Treasuries (13.9%); U.S. government bonds (4.3%); asset-backed securities (3.6%); foreign government bonds (1.9%); cash (2.5%) and municipal bonds (0.7%).*

What was the credit rating of the Fund's portfolio?
The Fund's average credit rating was high, at AA. That rating is due in part to the Fund's large position in mortgage-backed securities, which are rated AAA.*

How will you manage the Fund going forward?
We expect that the rate of economic growth will continue to decline during the coming months, and bond yields to fall further. The Fed cut short-term rates in early January 2001, and may need to do so again if the economy does not perk up.

We will maintain the Fund's relatively long duration in this environment, in order to lock in higher yields for shareholders. We also will continue to emphasize corporate bonds, which offer good value. We believe the additional yield on such issues is attractive enough to warrant taking on their extra credit risk.

*The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.
[PHOTO OF GARY BROWN]

Gary Brown
Senior Managing Director

Gary Brown leads the team of experienced and knowledgeable investment professionals who oversee management of Fixed Income Fund, the fixed income investments of the Diversified Assets Fund and other fixed income portfolios. Mr. Brown has 26 years of professional investment experience.
Prior to joining Allianz of America in 1991, Mr. Brown served as Managing Director with CIGNA Investments. During his tenure, he was responsible for the company's public taxable and tax-exempt bond portfolios, as well as fixed income mutual funds and institutional client portfolios. His professional career also includes investment management and research positions with other money management and insurance companies, where he gained broad experience managing portfolios of government, corporate, mortgage-backed, high-yield and convertible securities and a wide range of derivative products. In addition to his primary role as Senior Managing Director, he serves on the Investment Policy Committee for Allianz Worldwide.
Mr. Brown earned both his bachelor's and master's degrees from Drexel
University.

 Fixed Income Fund Review

--------------------------------------------------------------------------------
Fund Objective:

The Fund, which commenced operations on November 9, 1999, seeks to maximize total return and generate current income. It primarily invests in a combination of U.S. dollar-denominated fixed-income securities, including government bonds, corporate bonds, asset-backed securities, mortgage-backed securities and municipal securities with an average maturity between 5 and 13 years when weighted to the Fund's holdings. The Fund utilizes a consistent and disciplined process consisting of global market analysis, risk profiling and fundamental analysis.



                                    [GRAPH]

                                                 Lehman Brothers
                                 Fixed Income   Government/Credit
                                     Fund          Bond Index

                    11/09/1999      $10,000         $10,000
                    11/30/1999        9,883           9,938
                    12/31/1999        9,821           9,877
                    01/31/1999        9,781           9,874
                    02/29/2000        9,891           9,998
                    03/31/2000       10,033          10,142
                    04/30/2000        9,992          10,092
                    05/31/2000        9,959          10,083
                    06/30/2000       10,174          10,289
                    07/31/2000       10,278          10,398
                    08/31/2000       10,444          10,544
                    09/30/2000       10,518          10,584
                    10/31/2000       10,573          10,651
                    11/30/2000       10,755          10,833
                    12/31/2000       10,971          11,046


Average Annual Total Return as of December 31, 2000

                                      Since
                                    Inception
                             1 Year (11/9/99)
---------------------------------------------
 Fixed Income Fund           11.71%   8.43%
---------------------------------------------
 Lehman Brothers
 Government/Credit Bond
 Index                       11.84%   9.06%
---------------------------------------------

The Fund's performance is measured against the Lehman Brothers Government/Credit Bond Index, an unmanaged index that is generally comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

 Money Market Fund+

--------------------------------------------------------------------------------
What were conditions like in the money markets during the period from the Fund's inception on February 1, 2000 through December 31, 2000?
Yields on short-term securities rose during much of the period, due to the Fed's three interest-rate increases. The Fed raised rates in order to slow the rapidly growing U.S. economy and forestall inflation. Those rate cuts had the desired effect: economic growth slowed later in the period and inflation remained low. The Fed's policy coupled with strong performance by long-term Treasury bonds led to an unusual inverted yield curve, in which yields on long-term bonds were lower than yields on shorter-term bonds.

How did you position the Fund in that environment?
The Fund maintained an average maturity of around 30 days, shorter than that of its benchmark. That position helped the Fund capture higher yields as short-term rates rose. There was little incentive to extend the Fund's average maturity, given the high yields available on short-term issues. Commercial paper and depository notes constituted most of the Fund's holdings.*

What is your outlook going forward, and how will you manage the Fund?
We expect economic growth to slow somewhat during the coming months. The Fed, which cut rates shortly after the end of the period, may decide to reduce rates again if the economy shows signs of slipping into recession. Going forward, we will maintain the Fund's current position, consistent with our goals of providing an attractive rate of return and stability of principal.

+An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is no guarantee of future results as yields on money market funds fluctuate daily.

*The Fund's portfolio composition is subject to change.
[PHOTO OF GARY BROWN]

Gary Brown
Senior Managing Director

Gary Brown leads the team of experienced and knowledgeable investment professionals who oversee management of Fixed Income Fund, the fixed income investments of the Diversified Assets Fund and other fixed income portfolios. Mr. Brown has 26 years of professional investment experience to the management of the Funds.
Prior to joining Allianz of America in 1991, Mr. Brown served as Managing Director with CIGNA Investments. During his tenure, he was responsible for the company's public taxable and tax-exempt bond portfolios, as well as fixed income mutual funds and institutional client portfolios. His professional career also includes investment management and research positions with other money management and insurance companies, where he gained broad experience managing portfolios of government, corporate, mortgage-backed, high-yield and convertible securities and a wide range of derivative products. In addition to his primary role as Senior Managing Director, he serves on the Investment Policy Committee for Allianz Worldwide.
Mr. Brown earned both his bachelor's and master's degrees from Drexel
University.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Growth Fund

                       Schedule of Portfolio Investments
                               December 31, 2000

                                                                       Market
  Shares                                                                Value
 --------                                                            -----------

 Common Stocks (97.8%)
 Aerospace/Defense (2.1%)
    3,000 United Technologies Corp. ..............................   $   235,875
                                                                     -----------
 Banking/Financial Services (16.1%)
    1,950 American Express Co. ...................................       107,128
    7,500 Citigroup, Inc. ........................................       382,969
    4,000 Fleet Boston Financial Corp. ...........................       150,250
    1,150 Legg Mason, Inc. .......................................        62,675
    1,800 Lehman Brothers Holdings, Inc. .........................       121,725
    3,900 Mellon Financial Corp...................................       191,831
    2,500 Merrill Lynch & Co., Inc. ..............................       170,469
    1,500 Providian Financial Corp. ..............................        86,250
    2,000 State Street Corp. .....................................       248,420
    5,250 Wells Fargo Co..........................................       292,359
                                                                     -----------
                                                                       1,814,076
                                                                     -----------
 Beverages (1.3%)
    3,000 PepsiCo, Inc. ..........................................       148,688
                                                                     -----------
 Biotechnology (1.7%)
      150 Applera Corp.-Celera Genomics Group*....................         5,391
      400 Cepheid, Inc.*..........................................         3,375
      500 IDEC Pharmaceuticals Corp.*.............................        94,781
    2,250 Immunex Corp.*..........................................        91,406
                                                                     -----------
                                                                         194,953
                                                                     -----------
 Building Materials (0.5%)
    2,000 Masco Corp. ............................................        51,375
                                                                     -----------
 Chemicals (1.6%)
    4,000 Praxair, Inc............................................       177,500
                                                                     -----------
 Computers (7.9%)
    1,100 Brocade Communications Systems, Inc.*...................       100,994
    5,000 Cisco Systems, Inc.*....................................       191,250
    1,000 Computer Sciences Corp.*................................        60,125
    1,000 EMC Corp.*..............................................        66,500
      750 Extreme Networks, Inc.*.................................        29,344
    1,000 FirstWorld Communications, Inc.,
           Class B*...............................................           656
      600 Inktomi Corp.*..........................................        10,725
    1,100 JNI Corp.*..............................................        24,956
    5,000 Microsoft Corp.*........................................       217,500
      650 Network Appliance, Inc.*................................        41,752
      750 Scient Corp.*...........................................         2,438
    5,000 Sun Microsystems, Inc.*.................................       139,375
      750 Via Net.Works, Inc.*....................................         2,859
                                                                     -----------
                                                                         888,474
                                                                     -----------
 Electric Utilities (1.9%)
    3,750 AES Corp.*..............................................       207,656
                                                                     -----------
 Electronics (11.1%)
    3,000 Applied Materials, Inc.*................................       114,563

                                                                       Market
  Shares                                                                Value
 --------                                                            -----------

 Common Stocks, continued
 Electronics, continued
      550 Broadcom Corp., Class A*................................   $    46,475
    9,750 General Electric Co. ...................................       467,390
    7,000 Intel Corp. ............................................       211,750
    1,500 Micron Technology, Inc.*................................        53,250
    1,750 Novellus Systems, Inc.*.................................        62,891
    3,000 Photon Dynamics, Inc.*..................................        67,500
      600 PMC-Sierra, Inc.*.......................................        47,175
    3,750 Texas Instruments, Inc. ................................       177,656
                                                                     -----------
                                                                       1,248,650
                                                                     -----------
 Health Care (2.7%)
    5,000 Medtronic, Inc. ........................................       301,875
                                                                     -----------
 Household (3.9%)
    2,000 Clorox Co. .............................................        71,000
    1,500 Estee Lauder Companies, Inc.,
           Class A................................................        65,719
    2,500 Gillette Co.............................................        90,313
    1,100 Johnson & Johnson.......................................       115,568
    1,250 Procter & Gamble Co. ...................................        98,047
                                                                     -----------
                                                                         440,647
                                                                     -----------
 Insurance (0.7%)
      750 American International Group, Inc. .....................        73,922
                                                                     -----------
 Investment Companies (8.8%)
    7,500 S&P Depositary Receipt..................................       983,906
                                                                     -----------
 Media (2.0%)
    1,000 Gannett Co., Inc. ......................................        63,063
    2,000 Omnicom Group...........................................       165,750
                                                                     -----------
                                                                         228,813
                                                                     -----------
 Oil/Gas (7.4%)
    4,000 BP Amoco plc, ADR.......................................       191,500
    1,100 Enron Corp. ............................................        91,438
    3,750 Exxon Mobil Corp. ......................................       326,015
    1,500 Nabors Industries, Inc.*................................        88,725
      750 Schlumberger Ltd. ......................................        59,953
    2,300 Stolt Comex Seaway SA, ADR*.............................        25,300
    1,000 Weatherford International, Inc.*........................        47,250
                                                                     -----------
                                                                         830,181
                                                                     -----------
 Paper/Forest Products (0.8%)
    3,000 Mead Corp. .............................................        94,125
                                                                     -----------
 Pharmaceuticals (6.0%)
    1,250 Merck & Co., Inc. ......................................       117,031
    8,500 Pfizer, Inc. ...........................................       391,000
    2,000 Schering-Plough Corp. ..................................       113,500
      600 Sepracor, Inc.*.........................................        48,075
                                                                     -----------
                                                                         669,606
                                                                     -----------
 Retail/Wholesale (8.2%)
    3,500 Costco Wholesale Corp.*.................................       139,781
    2,000 CVS Corp. ..............................................       119,875

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Growth Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2000



                                                                       Market
  Shares                                                                Value
 --------                                                            -----------

 Common Stocks, continued
 Retail/Wholesale, continued
    3,000 Gap, Inc. ..............................................   $    76,500
    6,500 Home Depot, Inc. .......................................       296,969
    1,500 Target Corp. ...........................................        48,375
    4,500 Wal-Mart Stores, Inc. ..................................       239,063
                                                                     -----------
                                                                         920,563
                                                                     -----------
 Services (3.0%)
    4,250 Automatic Data Processing, Inc. ........................       269,078
    1,000 ChoicePoint, Inc.*......................................        65,563
                                                                     -----------
                                                                         334,641
                                                                     -----------
 Telecommunications (9.1%)
    3,000 ADC Telecommunications, Inc.*...........................        54,375
    2,000 Intermedia Communications, Inc.*........................        14,375
      750 JDS Uniphase Corp.*.....................................        31,266
    2,250 Nextel Communications, Inc.,
           Class A*...............................................        55,688
    4,000 Nokia Corp., ADR........................................       173,999
    4,250 Nortel Networks Corp., ADR..............................       136,266
    1,500 Qualcomm, Inc.*.........................................       123,281
    2,000 Qwest Communications International, Inc.*...............        82,000
      400 SDL, Inc.*..............................................        59,275
    3,000 Verizon Communications, Inc. ...........................       150,375

 Shares or
 Principal                                                            Market
  Amount                                                               Value
 ---------                                                          -----------

 Common Stocks, continued
 Telecommunications, continued
    8,000  Winstar Communications, Inc.*.........................   $    93,500
    3,000  WorldCom, Inc.*.......................................        42,000
                                                                    -----------
                                                                      1,016,400
                                                                    -----------
 Tobacco (1.0%)
    2,500  Philip Morris Cos., Inc. .............................       110,000
                                                                    -----------
  Total Common Stocks                                                10,971,926
                                                                    -----------
 Money Market Mutual Funds (3.6%)
  407,625  Valiant Sweep Account.................................       407,625
                                                                    -----------
  Total Money Market Mutual Funds                                       407,625
                                                                    -----------
 U.S. Government Agency Mortgages (1.8%)
 Federal National Mortgage Association (1.8%)
 $200,000  6.41%, 01/12/01.......................................       199,649
                                                                    -----------
  Total U.S. Government Agency Mortgages                                199,649
                                                                    -----------
 U.S. Government Agency Debt (5.8%)
 Federal Home Loan Mortgage Corporation (5.8%)
  650,000  6.45%, 01/02/01.......................................       650,000
                                                                    -----------
  Total U.S. Government Agency Debt                                     650,000
                                                                    -----------
  Total Investments
   (Cost $12,872,180) (a)--109.0%                                    12,229,200
  Liabilities in excess of other assets--(9.0)%                      (1,009,252)
                                                                    -----------
  Total Net Assets--100.0%                                          $11,219,948
                                                                    ===========

--------
* Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $16,722. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation.....  $ 1,256,271
   Unrealized depreciation.....   (1,915,973)
                                 -----------
   Net unrealized depreciation.  $  (659,702)
                                 ===========

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Global Opportunities Fund

                       Schedule of Portfolio Investments
                               December 31, 2000

                                                       Market
  Shares                                                Value
 --------                                            -----------

 Common Stocks (98.7%)
 Canada (1.0%)
 Telecommunications (1.0%)
    2,800 Nortel Networks Corp....................   $    89,946
                                                     -----------
 Finland (2.1%)
 Telecommunications (2.1%)
    4,000 Nokia Oyj...............................       178,381
                                                     -----------
 France (8.1%)
 Banking/Financial Services (1.6%)
    1,500 Banque Nationale de Paris...............       131,673
                                                     -----------
 Electronics (1.4%)
    1,500 Alcatel Optronics, ADR*.................        63,000
    1,400 STMicroelectronics NV...................        61,119
                                                     -----------
                                                         124,119
                                                     -----------
 Food (1.4%)
    4,000 Groupe Danone, ADR......................       122,800
                                                     -----------
 Insurance (2.1%)
    1,200 Axa.....................................       173,500
                                                     -----------
 Oil/Gas (0.7%)
      400 Total Fina Elf SA.......................        59,485
                                                     -----------
 Services (0.9%)
      500 Cap Gemini SA...........................        80,647
                                                     -----------
                                                         692,224
                                                     -----------
 Germany (2.4%)
 Computers (0.8%)
    1,200 Computer Sciences Corp.*................        72,150
                                                     -----------
 Pharmaceuticals (1.6%)
    2,200 Pharmacia Corp..........................       134,200
                                                     -----------
                                                         206,350
                                                     -----------
 Hong Kong (2.0%)
 Building (0.5%)
   70,000 New World Infrastructure, Ltd.*.........        42,404
                                                     -----------
 Real Estate Assets (0.7%)
    5,000 Cheung Kong (Holdings), Ltd. ...........        63,943
                                                     -----------
 Telecommunications (0.8%)
    2,500 China Mobile (Hong Kong) Ltd., ADR*.....        67,812
                                                     -----------
                                                         174,159
                                                     -----------
 Italy (1.1%)
 Banking/Financial Services (1.1%)
    6,000 San Paolo--IMI S.p.A....................        97,002
                                                     -----------
 Japan (6.3%)
 Banking/Financial Services (1.0%)
    4,800 Nomura Securities Co., Ltd..............        86,375
      330 The Bank of Tokyo-Mitsubishi, Ltd.......         3,286
                                                     -----------
                                                          89,661
 Chemicals (1.3%)
    2,800 Shin-Etsu Chemical Co...................       107,881
                                                     -----------

                                                                   Market
  Shares                                                            Value
 --------                                                        -----------

 Common Stocks, continued
 Electronics (2.9%)
      700 Fanuc Ltd...........................................   $    47,627
      200 Minebea Co., Ltd....................................         1,853
    7,000 Nec Corp. ..........................................       128,109
   11,100 Toshiba Corp........................................        74,259
                                                                 -----------
                                                                     251,848
                                                                 -----------
 Pharmaceuticals (0.5%)
    1,000 Yamanouchi Pharmaceutical Co........................        43,257
                                                                 -----------
 Telecommunications (0.6%)
        3 NTT Mobile Communications, Inc......................        51,751
                                                                 -----------
                                                                     544,398
                                                                 -----------
 Netherlands (9.9%)
 Banking/Financial Services (5.3%)
    3,500 Fortis (NL) NV......................................       113,695
    1,700 ING Groep NV........................................       135,791
    2,500 ING Groep NV, ADR...................................       200,313
                                                                 -----------
                                                                     449,799
                                                                 -----------
 Computers (0.5%)
    1,600 Equant NV*..........................................        41,835
                                                                 -----------
 Food (1.3%)
    3,500 Koninklijke Ahold NV, ADR ..........................       113,750
                                                                 -----------
 Oil/Gas (2.8%)
    4,000 Royal Dutch Petroleum Co., ADR......................       242,249
                                                                 -----------
                                                                     847,633
                                                                 -----------
 Singapore (0.7%)
 Media (0.7%)
    4,000 Singapore Press Holdings............................        59,053
                                                                 -----------
 Sweden (1.0%)
 Telecommunications (1.0%)
    8,000 Ericsson (LM), ADR..................................        89,500
                                                                 -----------
 Switzerland (7.5%)
 Food (2.7%)
      100 Nestle SA...........................................       232,834
                                                                 -----------
 Household (0.0%)
       12 Givaudan*...........................................         3,173
                                                                 -----------
 Insurance (2.7%)
      232 Zurich Financial Services AG........................       139,873
    1,500 Zurich Financial Services AG,
           ADR*...............................................        90,435
                                                                 -----------
                                                                     230,308
                                                                 -----------
 Pharmaceuticals (2.1%)
      100 Novartis AG.........................................       176,798
                                                                 -----------
                                                                     643,113
                                                                 -----------
 United Kingdom (7.4%)
 Banking/Financial Services (2.4%)
   20,000 Lloyds TSB Group plc................................       210,625
                                                                 -----------
 Food (1.2%)
   25,000 Tesco plc...........................................       102,045
                                                                 -----------

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Global Opportunties Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 2000

                                                                       Market
  Shares                                                                Value
 --------                                                            -----------

 Common Stocks, continued
 Media (0.8%)
    3,000 Pearson plc, ADR........................................        70,688
                                                                     -----------
 Pharmaceuticals (1.0%)
    3,000 GlaxoSmithKline plc*....................................        84,609
                                                                     -----------
 Telecommunications (2.0%)
    1,500 Cable & Wireless plc, ADR...............................        59,813
    2,500 Telekom*................................................        75,343
   10,000 Vodafone AirTouch plc...................................        36,673
                                                                     -----------
                                                                         171,829
                                                                     -----------
                                                                         639,796
                                                                     -----------
 United States (49.2%)
 Aerospace/Defense (2.3%)
    2,500 United Technologies Corp. ..............................       196,563
                                                                     -----------
 Banking/Financial Services (11.4%)
    5,500 Citigroup, Inc. ........................................       280,843
      800 Lehman Brothers Holding, Inc............................        54,100
    1,700 Mellon Financial Corp...................................        83,619
      900 Merrill Lynch & Co......................................        61,369
    1,700 State Street Corp. .....................................       211,156
    5,000 Wells Fargo Co..........................................       278,437
                                                                     -----------
                                                                         969,524
                                                                     -----------
 Beverages (1.7%)
    3,000 PepsiCo, Inc. ..........................................       148,688
                                                                     -----------
 Computers (3.9%)
    3,800 Cisco Systems, Inc.*....................................       145,350
    2,500 Microsoft Corp.*........................................       108,750
    3,000 Sun Microsystems, Inc.*.................................        83,625
                                                                     -----------
                                                                         337,725
                                                                     -----------
 Electric Utilities (1.9%)
    3,000 AES Corp.*..............................................       166,125
                                                                     -----------
 Electrical Equipment (2.6%)
    4,600 General Electric Co. ...................................       220,512
                                                                     -----------
 Electronics (3.4%)
    1,400 Applied Materials, Inc.*................................        53,463
      300 Broadcom Corp., Class B*................................        25,350
    4,000 Intel Corp..............................................       121,000
    2,000 Texas Instruments, Inc. ................................        94,750
                                                                     -----------
                                                                         294,563
                                                                     -----------
 Health Care (1.8%)
    2,500 Medtronic, Inc..........................................       150,938
                                                                     -----------

         ---

                                                                      Market
  Shares                                                               Value
 --------                                                           -----------

 Common Stocks, continued
 Household (1.2%)
    2,800 Clorox Co. ............................................   $    99,400
                                                                    -----------

 Media (2.2%)
    1,500 Omnicom Group..........................................       124,313
    1,200 Time Warner, Inc.......................................        62,688
                                                                    -----------
                                                                        187,001
                                                                    -----------
 Oil/Gas (2.2%)
    2,200 Exxon Mobil Corp.......................................       191,263
                                                                    -----------
 Pharmaceuticals (4.1%)
    5,000 Pfizer, Inc............................................       229,999
    2,200 Schering-Plough Corp. .................................       124,850
                                                                    -----------
                                                                        354,849
                                                                    -----------
 Retail/Wholesale (4.7%)
    3,500 Costco Wholesale Corp.*................................       139,781
    3,500 Home Depot, Inc........................................       159,906
    2,000 Wal-Mart Stores, Inc...................................       106,250
                                                                    -----------
                                                                        405,937
                                                                    -----------
 Services (2.2%)
    3,000 Automatic Data Processing, Inc. .......................       189,938
                                                                    -----------
 Telecommunications (3.6%)
    2,000 ADC Telecommunications, Inc.*..........................        36,250
      400 JDS Uniphase Corp.*....................................        16,675
    1,000 Nextel Communications, Inc., Class A*..................        24,750
      500 Qualcomm, Inc.*........................................        41,094
    1,900 Verizon Communications, Inc............................        95,238
    3,000 Winstar Communications, Inc.*..........................        35,063
    4,000 Worldcom, Inc.*........................................        56,000
                                                                    -----------
                                                                        305,070
                                                                    -----------
                                                                      4,218,096
                                                                    -----------
  Total Common Stocks                                                 8,479,651
                                                                    -----------
 Money Market Mutual Funds (2.4%)
  210,433 Valiant Sweep Account..................................       210,433
                                                                    -----------
  Total Money Market Mutual Funds                                       210,433
                                                                    -----------
  Total Investments
   (Cost $9,462,390) (a)--101.1%                                      8,690,084
  Liabilities in excess of other assets--(1.1)%                         (96,475)
                                                                    -----------
  Total Net Assets--100.0%                                          $ 8,593,609
                                                                    ===========

--------
* Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $49,356. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation.....  $   671,377
   Unrealized depreciation.....   (1,493,039)
                                 -----------
   Net unrealized depreciation.  $  (821,662)
                                 ===========

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Diversified Assets Fund

                       Schedule of Portfolio Investments
                               December 31, 2000

                                                                       Market
  Shares                                                                Value
 --------                                                            -----------

 Common Stocks (26.3%)
 Aerospace/Defense (0.5%)
      840 United Technologies Corp................................   $    66,045
                                                                     -----------
 Banking/Financial Services (4.0%)
      546 American Express Co.....................................        29,996
    2,099 Citigroup, Inc. ........................................       107,179
    1,120 Fleet Boston Financial Corp.............................        42,070
      330 Legg Mason, Inc.........................................        17,985
      504 Lehman Brothers Holdings, Inc...........................        34,083
    1,092 Mellon Financial Corp...................................        53,713
      700 Merrill Lynch & Co., Inc................................        47,731
      600 Providian Financial Corp................................        34,500
      560 State Street Corp. .....................................        69,558
    1,470 Wells Fargo Co..........................................        81,860
                                                                     -----------
                                                                         518,675
                                                                     -----------
 Beverages (0.3%)
      840 PepsiCo, Inc. ..........................................        41,633
                                                                     -----------
 Biotechnology (0.4%)
       42 Applera Corp.--Celera Genomics Group*...................         1,509
      400 Cepheid, Inc.*..........................................         3,375
      140 IDEC Pharmaceuticals Corp.*.............................        26,539
      630 Immunex Corp.*..........................................        25,594
                                                                     -----------
                                                                          57,017
                                                                     -----------
 Building Materials (0.1%)
      560 Masco Corp..............................................        14,385
                                                                     -----------
 Chemicals (0.4%)
    1,120 Praxair, Inc............................................        49,700
                                                                     -----------
 Computers (1.9%)
      308 Brocade Communications Systems, Inc.*...................        28,278
    1,400 Cisco Systems, Inc.*....................................        53,550
      280 Computer Sciences Corp.*................................        16,835
      280 EMC Corp.*..............................................        18,620
      210 Extreme Networks, Inc.*.................................         8,216
      210 FirstWorld Communications, Inc., Class B*...............           138
      168 Inktomi Corp.*..........................................         3,003
      308 JNI Corp.*..............................................         6,988
    1,400 Microsoft Corp.*........................................        60,899
      182 Network Appliance, Inc.*................................        11,691
      210 Scient Corp.*...........................................           683
    1,400 Sun Microsystems, Inc.*.................................        39,025
      210 Via Net.Works, Inc.*....................................           801
                                                                     -----------
                                                                         248,727
                                                                     -----------
 Electric Utilities (0.4%)
    1,050 AES Corp.*..............................................        58,144
                                                                     -----------
 Electrical Equipment (1.0%)
    2,730 General Electric Co. ...................................       130,869
                                                                     -----------

                                                                       Market
  Shares                                                                Value
 --------                                                            -----------

 Common Stocks, continued
 Electronics (1.7%)
      840 Applied Materials, Inc.*................................   $    32,078
      154 Broadcom Corp., Class A*................................        13,013
    1,960 Intel Corp..............................................        59,290
      420 Micron Technology, Inc.*................................        14,910
      490 Novellus Systems, Inc.*.................................        17,609
      840 Photon Dynamics, Inc.*..................................        18,900
      168 PMC-Sierra, Inc.*.......................................        13,209
    1,050 Texas Instruments, Inc. ................................        49,744
                                                                     -----------
                                                                         218,753
                                                                     -----------
 Health Care (0.7%)
    1,400 Medtronic, Inc..........................................        84,525
                                                                     -----------
 Household (1.0%)
      560 Clorox Co...............................................        19,880
      420 Estee Lauder Companies, Inc., Class A...................        18,401
      700 Gillette Co.............................................        25,288
      308 Johnson & Johnson.......................................        32,359
      350 Procter & Gamble Co.....................................        27,453
                                                                     -----------
                                                                         123,381
                                                                     -----------
 Insurance (0.2%)
      210 American International Group, Inc.......................        20,698
                                                                     -----------
 Investment Companies (4.7%)
    4,500 S&P Depositary Receipt..................................       590,343
                                                                     -----------
 Media (0.5%)
      300 Gannett Co., Inc........................................        18,919
      600 Omnicom Group...........................................        49,725
                                                                     -----------
                                                                          68,644
                                                                     -----------
 Oil/Gas (1.8%)
    1,120 BP Amoco plc, ADR.......................................        53,620
      310 Enron Corp..............................................        25,769
    1,050 Exxon Mobil Corp........................................        91,284
      420 Nabors Industries, Inc.*................................        24,843
      210 Schlumberger Ltd. ......................................        16,787
      700 Stolt Comex Seaway SA, ADR*.............................         7,700
      280 Weatherford International, Inc.*........................        13,230
                                                                     -----------
                                                                         233,233
                                                                     -----------
 Paper/Forest Products (0.2%)
      840 Mead Corp...............................................        26,355
                                                                     -----------
 Pharmaceuticals (1.4%)
      350 Merck & Co., Inc........................................        32,769
    2,380 Pfizer, Inc.............................................       109,480
      560 Schering-Plough Corp. ..................................        31,780
      168 Sepracor, Inc.*.........................................        13,461
                                                                     -----------
                                                                         187,490
                                                                     -----------
 Retail/Wholesale (2.0%)
      980 Costco Wholesale Corp.*.................................        39,139
      560 CVS Corp................................................        33,565

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Diversified Assets Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 2000

  Shares
     or
 Principal                                                             Market
  Amount                                                                Value
 ---------                                                           -----------

 Common Stocks, continued
 Retail/Wholesale, continued
      840  Gap, Inc. .............................................   $    21,420
    1,820  Home Depot, Inc........................................        83,151
      400  Target Corp............................................        12,900
    1,260  Wal-Mart Stores, Inc...................................        66,938
                                                                     -----------
                                                                         257,113
                                                                     -----------
 Services (0.7%)
    1,190  Automatic Data Processing, Inc. .......................        75,341
      280  ChoicePoint, Inc.*.....................................        18,358
                                                                     -----------
                                                                          93,699
                                                                     -----------
 Telecommunications (2.2%)
      840  ADC Telecommunications, Inc.*..........................        15,225
      560  Intermedia Communications, Inc.*.......................         4,025
      210  JDS Uniphase Corp.*....................................         8,754
      630  Nextel Communications, Inc., Class A*..................        15,593
    1,120  Nokia Corp., ADR.......................................        48,720
    1,190  Nortel Networks Corp., ADR.............................        38,154
      420  Qualcomm, Inc.*........................................        34,519
      560  Qwest Communications International, Inc.*..............        22,960
      112  SDL, Inc.*.............................................        16,597
      840  Verizon Communications, Inc............................        42,105
    2,240  Winstar Communications, Inc.*..........................        26,180
      840  WorldCom, Inc.*........................................        11,760
                                                                     -----------
                                                                         284,592
                                                                     -----------
 Tobacco (0.2%)
      700  Philip Morris Cos., Inc................................        30,800
                                                                     -----------
 Total Common Stocks                                                   3,404,821
                                                                     -----------
 Corporate Bonds (42.9%)
 Autos (5.4%)
 $250,000  DaimlerChrysler Holding Corp.,
            7.02%, 08/23/02 (b)...................................       250,207
  200,000  Delphi Automotive Systems Corp., 6.125%, 05/01/04......       192,410
  250,000  Ford Motor Co., 9.00%, 09/15/01........................       253,234
                                                                     -----------
                                                                         695,851
                                                                     -----------
 Banking/Financial Services (15.8%)
  250,000  American General Finance Corp., 6.92%, 06/11/03 (b)....       250,040
  250,000  Associates Corp., 5.80%, 04/20/04......................       246,057
  250,000  Bank of America Corp., 6.625%, 06/15/04................       251,406
  200,000  Chase Manhattan Corp., 6.375%, 04/01/08................       193,070
  250,000  Household Finance Corp., 6.50%, 11/15/08...............       240,045


 Principal                                                             Market
  Amount                                                                Value
 ---------                                                           -----------

 Corporate Bonds, continued
 Banking/Financial Services, continued
 $ 250,000 Japan Bank, 7.125%, 06/20/05...........................   $   261,383
   250,000 KFW International Finance, 7.125%, 02/15/05............       262,009
   250,000 Morgan Stanley Dean Witter & Co., 8.00%, 06/15/10......       269,305
    80,871 Washington Mutual, Inc., 6.94%, 06/25/24 (b)...........        80,713
                                                                     -----------
                                                                       2,054,028
                                                                     -----------
 Beverages (2.0%)
   250,000 Diageo Capital plc, 6.625%,
            06/24/04..............................................       253,813
                                                                     -----------
 Electric Utilities (6.1%)
   250,000 Dominion Resources, Inc., 8.125%, 06/15/10.............       270,037
   250,000 FPL Group Capital, Inc., 7.625%, 09/15/06..............       262,795
   250,000 Indiana Michigan Power Co., 6.875%, 07/01/04...........       251,652
                                                                     -----------
                                                                         784,484
                                                                     -----------
 Insurance (2.0%)
   250,000 Hartford Life, Inc., 6.90%, 06/15/04...................       253,308
                                                                     -----------
 Oil/Gas (3.9%)
   250,000 Conoco, Inc., 6.35%, 04/15/09..........................       248,596
   250,000 Enron Corp., 6.45%, 11/15/01...........................       249,747
                                                                     -----------
                                                                         498,343
                                                                     -----------
 Paper/Forest Products (2.0%)
   250,000 International Paper Co., 8.125%, 07/08/05..............       259,404
                                                                     -----------
 Retail/Wholesale (2.0%)
   250,000 Wal-Mart Stores, Inc., 7.50%, 05/15/04.................       262,085
                                                                     -----------
 Telecommunications (1.8%)
   250,000 AT&T Corp., 5.625%, 03/15/04...........................       238,787
                                                                     -----------
 Transportation (1.9%)
   250,000 CSX Corp., 7.00%, 09/15/02.............................       251,642
                                                                     -----------
  Total Corporate Bonds                                                5,551,745
                                                                     -----------
 Asset Backed Securities (5.3%)
   250,000 Citibank Credit Card Master Trust I, 6.10%, 05/15/08...       249,810
   250,000 Discover Card Master Trust, 6.20%, 05/16/06............       251,574
   180,000 Fleet Credit Card Master Trust, 6.00%, 11/15/05........       180,869
                                                                     -----------
  Total Asset Backed Securities                                          682,253
                                                                     -----------

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Diversified Assets Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2000

 Principal                                                             Market
  Amount                                                                Value
 ---------                                                           -----------

 Money Market Mutual Funds (3.7%)
 $475,423  Valiant Sweep Account..................................   $   475,423
                                                                     -----------
  Total Money Market Mutual Funds                                        475,423
                                                                     -----------
 Foreign Government Bonds (2.0%)
  250,000  Ontario (Province of), 7.625%, 06/22/04................       263,200
                                                                     -----------
  Total Foreign Government Bonds                                         263,200
                                                                     -----------
 U.S. Government Agency Mortgages (7.5%)
 Federal National Mortgage Association (7.5%)
  100,000  Pool #29668, 6.50%, 12/01/30...........................        98,563
  300,000  Pool #32767, 7.50%, 01/01/31...........................       304,031
  569,611  Pool #504173, 6.50%, 10/01/29..........................       561,803
                                                                     -----------
  Total U.S. Government Agency Mortgages                                 964,397
                                                                     -----------
 U.S. Government Agency Debt (7.7%)
 Federal Farm Credit Bank (3.9%)
  500,000  6.43%, 01/05/01........................................       499,737
                                                                     -----------
 Federal Home Loan Mortgage Corporation (3.8%)
  250,000  6.35%, 01/16/01........................................       249,385
  250,000  5.00%, 01/15/04........................................       245,694
                                                                     -----------
                                                                         495,079
                                                                     -----------
  Total U.S. Government Agency Debt                                      994,816
                                                                     -----------

 Principal                                                           Market
  Amount                                                              Value
 ---------                                                         -----------

 U.S. Treasury Obligations (11.7%)
 U.S. Treasury Bonds (0.5%)
 $  50,000 U.S. Treasury Bond, 8.75%, 05/15/20..................   $    68,593
                                                                   -----------
 U.S. Treasury Inflation Indexed Obligations (0.8%)
    49,415 U.S. Treasury Inflation Indexed Note, 3.375%,
            01/15/07............................................        48,496
    47,628 U.S. Treasury Inflation Indexed Note, 3.875%,
            04/15/29............................................        48,835
                                                                   -----------
                                                                        97,331
                                                                   -----------
 U.S. Treasury Notes (10.4%)
 1,170,000 U.S. Treasury Note, 6.75%, 05/15/05..................     1,245,351
   100,000 U.S. Treasury Note, 5.75%, 11/15/05..................       103,254
                                                                   -----------
                                                                     1,348,605
                                                                   -----------
  Total U.S. Treasury Obligations                                    1,514,529
                                                                   -----------
  Total Investments
   (Cost $13,817,758) (a)--107.1%                                   13,851,184
  Liabilities in excess of other assets--(7.1)%                       (915,236)
                                                                   -----------
  Total Net Assets--100.0%                                         $12,935,948
                                                                   ===========

--------
* Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $661. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $ 585,392
   Unrealized depreciation...  (552,627)
                              ---------
   Net unrealized
   appreciation.............. $  32,765
                              =========

(b) Floating rate note.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Fixed Income Fund

                       Schedule of Portfolio Investments
                               December 31, 2000

 Principal                                                             Market
  Amount                                                                Value
 ---------                                                           -----------

 Corporate Bonds (57.2%)
 Aerospace/Defense (2.8%)
 $400,000  Raytheon Co., 6.40%, 12/15/18..........................   $   358,611
                                                                     -----------
 Autos (4.7%)
  200,000  Delphi Automotive Systems Corp., 6.125%, 05/01/04......       192,410
  400,000  Ford Motor Co., 9.00%, 09/15/01........................       405,173
                                                                     -----------
                                                                         597,583
                                                                     -----------
 Banking/Financial Services (18.9%)
  400,000  Associates Corp., 5.80%, 04/20/04......................       393,690
  250,000  Bank of America Corp., 6.625%, 06/15/04................       251,406
  400,000  Household Finance Corp., 6.50%, 11/15/08...............       384,071
  200,000  Inter-American Development Bank, 6.75%, 07/15/27.......       208,796
  250,000  Keycorp Capital III, 7.75%,
            07/15/29..............................................       215,761
  250,000  KFW International Finance, 7.125%, 02/15/05............       262,009
  400,000  Merrill Lynch & Co., 6.50%, 07/15/18...................       363,455
  250,000  Morgan Stanley Dean Witter & Co., 7.75%, 06/15/05......       262,700
   80,871  Washington Mutual, Inc., 6.94%, 06/25/24 (b)...........        80,713
                                                                     -----------
                                                                       2,422,601
                                                                     -----------
 Beverages (2.0%)
  250,000  Diageo Capital plc, 6.625%, 06/24/04...................       253,813
                                                                     -----------
 Electric Utilities (4.1%)
  250,000  Dominion Resources, Inc., 8.125%, 06/15/10.............       270,038
  250,000  Indiana Michigan Power Co., 6.875%, 07/01/04...........       251,652
                                                                     -----------
                                                                         521,690
                                                                     -----------
 Insurance (3.3%)
  400,000  St. Paul Companies, Inc., 7.875%, 04/15/05.............       421,958
                                                                     -----------
 Manufacturing (1.8%)
  250,000  Honeywell International Inc., 6.625%, 06/15/28.........       233,619
                                                                     -----------
 Oil/Gas (4.0%)
  250,000  Conoco, Inc., 6.35%, 04/15/09..........................       248,596
  250,000  Repsol International Finance, 7.45%, 07/15/05..........       257,048
                                                                     -----------
                                                                         505,644
                                                                     -----------
 Paper/Forest Products (2.7%)
  400,000  Weyerhaeuser Co., 6.95%, 10/01/27......................       347,314
                                                                     -----------

 Principal                                                            Market
  Amount                                                               Value
 ---------                                                          -----------

 Corporate Bonds, continued
 Retail/Wholesale (2.1%)
 $250,000  Wal-Mart Stores, Inc., 7.50%, 05/15/04................   $   262,085
                                                                    -----------
 Telecommunications (5.6%)
  250,000  AT&T Corp., 5.625%, 03/15/04..........................       238,787
  250,000  Deutsche Telekom AG, 7.75%, 06/15/05..................       255,041
  250,000  US West Capital Funding, Inc., 6.875%, 07/15/28.......       218,649
                                                                    -----------
                                                                        712,477
                                                                    -----------
 Transportation (2.0%)
  250,000  CSX Corp., 7.00%, 09/15/02............................       251,642
                                                                    -----------
 Travel/Entertainment (3.2%)
  400,000  Walt Disney Co., 6.75%, 03/30/06......................       412,024
                                                                    -----------
  Total Corporate Bonds                                               7,301,061
                                                                    -----------
 Asset Backed Securities (3.8%)
  250,000  Chemical Master Credit Card Trust I, 5.98%, 09/15/08..       249,560
  240,000  Discover Card Master Trust I, 6.05%, 08/18/08.........       239,446
                                                                    -----------
  Total Asset Backed Securities                                         489,006
                                                                    -----------
 Money Market Mutual Funds (2.7%)
  337,806  Valiant Sweep Account.................................       337,806
                                                                    -----------
  Total Money Market Mutual Funds                                       337,806
                                                                    -----------
 Municipal Bonds (0.8%)
   50,000  Omaha, Nebraska, General Obligation, 5.75%, 12/01/16..        53,756
   40,000  Seattle Washington Municipal Light & Power Revenue,
            5.50%, 12/01/11......................................        42,722
                                                                    -----------
  Total Municipal Bonds                                                  96,478
                                                                    -----------
 Foreign Government Bonds (2.1%)
  250,000  Ontario (Province of), 7.625%, 06/22/04...............       263,200
                                                                    -----------
  Total Foreign Government Bonds                                        263,200
                                                                    -----------
 U.S. Government Agency Mortgages (21.5%)
 Federal Government Loan Mortgage Corporation (2.3%)
  300,000  Pool #20826, 6.50%, 12/01/30..........................       295,781
                                                                    -----------
 Federal National Mortgage Association (19.2%)
  200,000  6.41%, 01/12/01.......................................       199,649
  450,000  Pool #29668, 6.50%, 12/01/30..........................       443,531
  400,000  Pool #32767, 7.50%, 01/01/31..........................       405,375
  348,591  Pool #503222, 6.50%, 06/01/29.........................       343,813
  490,346  Pool #504173, 6.50%, 10/01/29.........................       483,625
  569,636  Pool #517110, 6.50%, 11/01/29.........................       561,829
                                                                    -----------
                                                                      2,437,822
                                                                    -----------
  Total U.S. Government Agency Mortgages                              2,733,603
                                                                    -----------

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Fixed Income Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 2000

 Principal                                                             Market
  Amount                                                                Value
 ---------                                                           -----------

 U.S. Government Agency Debt (4.7%)
 Federal Home Loan Mortgage Corporation (4.7%)
 $350,000  6.35%, 01/16/01........................................   $   349,139
  250,000  5.00%, 01/15/04........................................       245,694
                                                                     -----------
  Total U.S. Government Agency Debt                                      594,833
                                                                     -----------
 U.S. Treasury Obligations (15.0%)
 U.S. Treasury Bonds (12.7%)
  200,000  U.S. Treasury Bond, 9.25%, 02/15/16....................       275,922
  125,000  U.S. Treasury Bond, 7.50%, 11/15/16....................       150,769
  550,000  U.S. Treasury Bond, 8.75%, 05/15/20....................       754,517
  250,000  U.S. Treasury Bond, 6.125%, 08/15/29...................       272,266
  150,000  U.S. Treasury Bond, 6.25%, 05/15/30....................       167,461
                                                                     -----------
                                                                       1,620,935
                                                                     -----------

 Principal                                                           Market
  Amount                                                              Value
 ---------                                                         -----------

 U.S. Treasury Inflation Indexed Obligations (0.9%)
 $ 60,395  U.S. Treasury Inflation Indexed Note, 3.375%,
            01/15/07............................................   $    59,272
   52,925  U.S. Treasury Inflation Indexed Note, 3.875%,
            04/15/29............................................        54,266
                                                                   -----------
                                                                       113,538
                                                                   -----------
 U.S. Treasury Notes (1.4%)
  170,000  U.S. Treasury Note, 5.75%, 11/15/05..................       175,532
                                                                   -----------
  Total U.S. Treasury Obligations................................    1,910,005
                                                                   -----------
  Total Investments
   (Cost $13,420,183) (a)--107.8%                                   13,725,992
  Liabilities in excess of other assets--(7.8)%                       (990,790)
                                                                   -----------
  Total Net Assets--100.0%                                         $12,735,202
                                                                   ===========

--------
(a) Represents cost for federal tax purposes and differs from value by net unrealized appreciation as follows:

   Unrealized appreciation......... $347,297
   Unrealized depreciation.........  (41,488)
                                    --------
   Net unrealized appreciation..... $305,809
                                    ========

(b)  Floating rate note.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Money Market Fund

                       Schedule of Portfolio Investments
                               December 31, 2000

 Principal                                                            Amortized
  Amount                                                                Cost
 ---------                                                           -----------

 Commercial Paper (85.9%)
 Autos (5.8%)
 $600,000  Ford Motor Co., 6.55%, 01/05/01........................   $   599,563
  700,000  Volkswagen AG, 6.50%, 01/24/01*........................       697,093
                                                                     -----------
                                                                       1,296,656
                                                                     -----------
 Banking/Financial Services (27.7%)
  650,000  Abbey National, 6.57%, 01/24/01........................       647,272
  600,000  Franklin Resources, Inc., 6.55%, 01/19/01*.............       598,035
  300,000  General Electric Capital Corp., 6.53%, 01/11/01........       299,456
  700,000  Henkel, Inc., 6.50%, 01/31/01*.........................       696,208
  600,000  KFW International Finance, Inc., 6.57%, 01/12/01.......       598,796
  650,000  Pitney Bowes Credit Corp., 6.51%, 01/12/01.............       648,707
  600,000  Preferred Receivables Funding, 6.60%, 01/17/01.........       598,240
  650,000  SBC Finance, 6.53%, 01/17/01*..........................       648,114
  400,000  Teco Finance, Inc., 6.51%, 01/26/01*...................       398,192
  600,000  Union Bank of Switzerland, 6.53%, 01/18/01.............       598,150
  450,000  USAA Capital Corp., 6.55%, 01/18/01* ..................       448,608
                                                                     -----------
                                                                       6,179,778
                                                                     -----------
 Beverages (6.1%)
  700,000  Coca-Cola Co., 6.48%, 01/12/01.........................       698,615
  650,000  Diageo Capital plc, 6.50%, 01/12/01*...................       648,709
                                                                     -----------
                                                                       1,347,324
                                                                     -----------
 Biotechnology (4.0%)
  400,000  Amgen, Inc., 6.68%, 01/11/01*..........................       399,258
  500,000  Amgen, Inc., 6.45%, 02/16/01*..........................       495,879
                                                                     -----------
                                                                         895,137
                                                                     -----------
 Building (2.7%)
  600,000  Ciesco LP, 6.60%, 01/11/01*............................       598,900
                                                                     -----------
 Chemicals (1.8%)
  400,000  E.I. DuPont de Nemours, 6.51%, 01/09/01................       399,421
                                                                     -----------
 Electronics (2.7%)
  600,000  Rockwell International, 6.52%, 01/31/01................       596,740
                                                                     -----------

 Principal                                                            Amortized
  Amount                                                                Cost
 ---------                                                           -----------

 Commercial Paper, continued
 Food (2.5%)
 $550,000  Unilever N.V., 6.43%, 02/09/01.........................   $   546,169
                                                                     -----------
 Health Care (2.2%)
  500,000  Becton, Dickinson & Co., 6.45%, 02/14/01...............       496,058
                                                                     -----------
 Insurance (2.2%)
  500,000  St. Paul Companies, Inc., 6.52%, 01/09/01*.............       499,276
                                                                     -----------
 Manufacturing (4.7%)
  650,000  Snap-on, Inc., 6.53%, 01/25/01*........................       647,170
  400,000  Stanley Works, 6.28%, 03/01/01*........................       395,883
                                                                     -----------
                                                                       1,043,053
                                                                     -----------
 Media (5.8%)
  600,000  Gannett Co., Inc., 6.50%, 01/10/01*....................       599,025
  700,000  Washington Post Co., 6.50%, 01/08/01*..................       699,115
                                                                     -----------
                                                                       1,298,140
                                                                     -----------
 Pharmaceuticals (4.3%)
  450,000  Merck & Co., Inc., 6.53%, 01/18/01.....................       448,612
  500,000  Pfizer, Inc., 6.49%, 01/22/01*.........................       498,107
                                                                     -----------
                                                                         946,719
                                                                     -----------
 Retail/Wholesale (1.8%)
  400,000  NIKE, Inc., 6.39%, 02/28/01............................       395,882
                                                                     -----------
 Services (1.8%)
  400,000  First Data Corp., 6.44%, 02/02/01......................       397,710
                                                                     -----------
 Telecommunications (6.9%)
  250,000  Bellsouth Capital Funding Corp., 6.45%, 02/08/01*......       248,298
  600,000  Motorola, Inc., 6.24%, 03/16/01........................       592,304
  700,000  Verizon Global Funding Corp., 6.50%, 02/23/01..........       693,302
                                                                     -----------
                                                                       1,533,904
                                                                     -----------
 Transportation (2.9%)
  650,000  Matson Navigation, 6.65%,
            01/26/01*.............................................       646,998
                                                                     -----------
  Total Commercial Paper                                              19,117,865
                                                                     -----------
 Corporate Bonds (6.8%)
 Banking/Financial Services (6.8%)
  700,000  Commercial Credit Co., 8.25%, 11/01/01.................       710,633

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Money Market Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2000

 Principal                                                            Amortized
  Amount                                                                Cost
 ---------                                                           -----------

 Corporate Bonds, continued
 Banking/Financial Services, continued
 $400,000  General Electric Capital Corp., 6.02%, 05/04/01........   $   398,612
  400,000  International Lease Finance Corp., 6.96%, 05/03/01.....       399,892
                                                                     -----------
  Total Corporate Bonds                                                1,509,137
                                                                     -----------
 Money Market Mutual Funds (4.2%)
  941,009  Valiant Sweep Account..................................       941,009
                                                                     -----------
  Total Money Market Mutual Funds                                        941,009
                                                                     -----------

 Principal                                                           Amortized
  Amount                                                               Cost
 ---------                                                          -----------

 U.S. Government Agency Mortgages (3.6%)
 Federal National Mortgage Association (3.6%)
 $800,000  6.42%, 01/08/01.......................................   $   799,001
                                                                    -----------
  Total U.S. Government Agency Mortgages                                799,001
                                                                    -----------
  Total Investments
   (Cost $22,367,012)(a)--100.5%                                     22,367,012
  Liabilities in excess of other assets--(0.5)%                        (108,773)
                                                                    -----------
  Total Net Assets--100.0%                                          $22,258,239
                                                                    ===========

--------
* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Board of Trustees.
(a)  Also represents cost for federal tax purposes.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                      Statements of Assets and Liabilities
                               December 31, 2000

                                          Global     Diversified     Fixed       Money
                            Growth     Opportunities   Assets       Income      Market
                             Fund          Fund         Fund         Fund        Fund
                          -----------  ------------- -----------  ----------- -----------
         ASSETS
Investments, at value
 (cost $12,872,180,
 $9,462,390,
 $13,817,758,
 $13,420,183,
 $22,367,012)...........  $12,229,200   $ 8,690,084  $13,851,184  $13,725,992 $22,367,012
Cash....................          252           --         3,056          240         160
Dividends and interest
 receivable.............        9,512        10,769      105,028      170,855      24,019
Receivable from
 Investment Adviser.....        2,374        12,509          --         2,256         --
                          -----------   -----------  -----------  ----------- -----------
 Total Assets...........   12,241,338     8,713,362   13,959,268   13,899,343  22,391,191
                          -----------   -----------  -----------  ----------- -----------
      LIABILITIES
Payable to custodian....          --         10,576          --           --          --
Foreign currency, at
 value (cost $78,700)...          --         82,482          --           --          --
Dividends payable.......          --            --           --           --      107,203
Payable for securities
 purchased..............    1,000,827           --     1,002,580    1,142,922         --
Investment Advisory fees
 payable................          --            --           637          --        5,301
Administration fees
 payable................        1,148         1,148        1,148        1,148       1,148
Distribution fees
 payable................        2,389         1,825        2,717        2,671       4,634
Other accrued
 liabilities............       17,026        23,722       16,238       17,400      14,666
                          -----------   -----------  -----------  ----------- -----------
 Total Liabilities......    1,021,390       119,753    1,023,320    1,164,141     132,952
                          -----------   -----------  -----------  ----------- -----------
NET ASSETS..............  $11,219,948   $ 8,593,609  $12,935,948  $12,735,202 $22,258,239
                          ===========   ===========  ===========  =========== ===========
Shares of beneficial
 interest outstanding
 (unlimited shares
 authorized)............    1,183,614     1,010,566    1,285,603    1,245,093  22,258,376
Net Asset Value,
 offering price and
 redemption price per
 share..................  $      9.48   $      8.50  $     10.06  $     10.23 $      1.00
 NET ASSETS CONSIST OF
Capital.................  $11,942,661   $10,073,107  $12,905,070  $12,387,700 $22,258,376
Accumulated
 undistributed net
 investment
 income/(loss)..........           24        (9,430)         --           --          --
Accumulated net
 realized gain/ (loss)
 on investments
 and foreign currency...      (79,757)     (694,013)      (2,548)      41,693        (137)
Net unrealized
 appreciation/
 (depreciation) on
 investments and
 foreign currency.......     (642,980)     (776,055)      33,426      305,809         --
                          -----------   -----------  -----------  ----------- -----------
  TOTAL NET ASSETS......  $11,219,948   $ 8,593,609  $12,935,948  $12,735,202 $22,258,239
                          ===========   ===========  ===========  =========== ===========

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                            Statements of Operations
                      For the Year Ended December 31, 2000

                                              Global                   Fixed      Money
                                Growth     Opportunities Diversified   Income     Market
                                 Fund        Fund (a)    Assets Fund    Fund     Fund (a)
                              -----------  ------------- ----------- ----------  --------
Investment Income:
Dividends (Net of foreign
 withholding tax of $0, $12,
 $3, $0, $7,165)............  $   111,469   $    93,261   $  46,552  $   19,519  $ 23,443
Interest....................       25,992        24,572     589,821     760,339   836,635
                              -----------   -----------   ---------  ----------  --------
  Total Investment Income...      137,461       117,833     636,373     779,858   860,078
                              -----------   -----------   ---------  ----------  --------
Expenses:
Investment Advisory fees....       91,122        83,705      67,580      56,239    46,102
Administration fees.........       63,686        60,301      63,710      63,715    60,301
Distribution fees...........       30,374        22,027      30,719      28,119    32,931
Custodian fees..............        9,631        13,905       8,908       7,513     5,827
Fund Accounting fees........        3,331         5,839       7,612       4,644     3,375
Legal fees..................       21,230        21,298      21,148      20,276    23,570
Audit fees..................        8,185         9,623       9,150       8,433    10,130
Trustees' fees..............        6,479         3,866       6,077       5,384     4,958
Other expenses..............        6,912        10,087       4,781       3,789    12,126
                              -----------   -----------   ---------  ----------  --------
  Total expenses before
   waivers/reimbursements...      240,950       230,651     219,685     198,112   199,320
  Less expenses
   waived/reimbursed........     (131,604)      (97,604)    (96,813)   (113,754)  (80,770)
                              -----------   -----------   ---------  ----------  --------
  Total Net Expenses........      109,346       133,047     122,872      84,358   118,550
                              -----------   -----------   ---------  ----------  --------
Net Investment
 Income/(Loss)..............       28,115       (15,214)    513,501     695,500   741,528
                              -----------   -----------   ---------  ----------  --------
Net realized gain/(loss) on
 investments and foreign
 currency...................      165,894      (718,783)     73,917      99,989      (137)
Net change in unrealized
 appreciation/(depreciation)
 on investments and foreign
 currency...................   (1,477,526)     (776,055)   (143,470)    507,149       --
                              -----------   -----------   ---------  ----------  --------
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency.......   (1,311,632)   (1,494,838)    (69,553)    607,138      (137)
                              -----------   -----------   ---------  ----------  --------
Net increase/(decrease) in
 net assets resulting from
 operations.................  $(1,283,517)  $(1,510,052)  $ 443,948  $1,302,638  $741,391
                              ===========   ===========   =========  ==========  ========

--------
(a) From commencement of operations on February 1, 2000 to December 31, 2000.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                      Statements of Changes in Net Assets

                                                             Global            Diversified
                                       Growth             Opportunities          Assets
                                        Fund                  Fund                Fund
                              --------------------------  ------------- --------------------------
                               Year Ended   Period Ended  Period Ended   Year Ended   Period Ended
                              December 31,  December 31,  December 31,  December 31,  December 31,
                                  2000        1999 (a)      2000 (b)        2000        1999 (a)
                              ------------  ------------  ------------- ------------  ------------
Operations:
 Net investment
  income/(loss).............  $    28,115   $     1,799    $   (15,214) $   513,501   $    51,943
 Net realized gain/(loss) on
  investments and foreign
  currency..................      165,894        27,855       (718,783)      73,917        56,166
 Net change in unrealized
  appreciation/(depreciation)
  on investments and foreign
  currency..................   (1,477,526)      834,546       (776,055)    (143,470)      176,896
                              -----------   -----------    -----------  -----------   -----------
 Net increase/(decrease) in
  net assets resulting from
  operations................   (1,283,517)      864,200     (1,510,052)     443,948       285,005
                              -----------   -----------    -----------  -----------   -----------
Distributions to
 Shareholders From:
 Net investment income......      (28,091)       (1,809)           --      (513,501)      (52,237)
 In excess of net investment
  income....................          --            --             --        (1,236)          --
 Net realized gain on
  investments...............     (193,739)          --             --      (129,789)          --
 In excess of net realized
  gain on investments.......      (79,757)          --             --        (2,548)          --
                              -----------   -----------    -----------  -----------   -----------
  Net decrease in net assets
   resulting from
   distributions............     (301,587)       (1,809)           --      (647,074)      (52,237)
                              -----------   -----------    -----------  -----------   -----------
Shares of Beneficial
 Interest:
 Proceeds from shares
  issued....................    2,161,517    10,442,601     10,107,886    2,646,496    10,137,993
 Proceeds from dividends
  reinvested................      301,559           --             --       646,833           --
 Cost of shares redeemed....     (871,586)      (91,430)        (4,225)    (525,016)          --
                              -----------   -----------    -----------  -----------   -----------
  Net increase in net assets
   from shares of beneficial
   interest.................    1,591,490    10,351,171     10,103,661    2,768,313    10,137,993
                              -----------   -----------    -----------  -----------   -----------
Total increase in net
 assets.....................        6,386    11,213,562      8,593,609    2,565,187    10,370,761
Net Assets:
 Beginning of period........   11,213,562           --             --    10,370,761           --
                              -----------   -----------    -----------  -----------   -----------
 End of period..............  $11,219,948   $11,213,562    $ 8,593,609  $12,935,948   $10,370,761
                              ===========   ===========    ===========  ===========   ===========

--------
(a) From commencement of operations on November 9, 1999 to December 31, 1999.
(b) From commencement of operations on February 1, 2000 to December 31, 2000.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                      Statements of Changes in Net Assets

                                                                                Money
                                           Fixed Income                        Market
                                               Fund                             Fund
                              --------------------------------------- -------------------------
                                 Year Ended         Period Ended          Period Ended
                              December 31, 2000 December 31, 1999 (a) December 31, 2000 (b)
                              ----------------- --------------------- ---------------------
Operations:
 Net investment income......     $   695,500         $    81,420           $   741,528
 Net realized gain/(loss) on
  investments...............          99,989             (56,505)                 (137)
 Net change in unrealized
  appreciation/(depreciation)
  on investments............         507,149            (201,340)                  --
                                 -----------         -----------           -----------
 Net increase/(decrease) in
  net assets resulting from
  operations................       1,302,638            (176,425)              741,391
                                 -----------         -----------           -----------
Distributions to
 Shareholders From:
 Net investment income......        (695,500)            (82,494)             (741,528)
 In excess of net investment
  income....................          (1,791)                --                    --
                                 -----------         -----------           -----------
  Net decrease in net assets
   resulting from
   distributions............        (697,291)            (82,494)             (741,528)
                                 -----------         -----------           -----------
Shares of Beneficial
 Interest:
 Proceeds from shares
  issued....................       9,864,917          10,186,882            30,238,457
 Proceeds from dividends
  reinvested................         697,042               2,674               634,361
 Cost of shares redeemed....      (8,340,301)            (22,440)           (8,614,442)
                                 -----------         -----------           -----------
  Net increase in net assets
   from shares of beneficial
   interest.................       2,221,658          10,167,116            22,258,376
                                 -----------         -----------           -----------
Total increase in net
 assets.....................       2,827,005           9,908,197            22,258,239
Net Assets:
 Beginning of period........       9,908,197                 --                    --
                                 -----------         -----------           -----------
 End of period..............     $12,735,202         $ 9,908,197           $22,258,239
                                 ===========         ===========           ===========

--------
(a) From commencement of operations on November 9, 1999 to December 31, 1999.
(b) From commencement of operations on February 1, 2000 to December 31, 2000.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         Notes to Financial Statements
                               December 31, 2000


1.Organization

 The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of five series, the Growth Fund, the Global Opportunities Fund, the Diversified Assets Fund, the Fixed Income Fund and the Money Market Fund (collectively, the "Funds" and individually, a "Fund"). The Global Opportunities Fund and the Money Market Fund became active on February 1, 2000. The Trust is authorized to issue an unlimited number of shares. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

2.Significant Accounting Policies

 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

 Security Valuation

 Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

 Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. These persons may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations.

 Security Transactions and Related Investment Income

 Security transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Corporate actions (including cash dividends) are recorded on the ex-date or as soon after the ex-date as the Fund becomes aware of such action, net of any non-refundable tax withholdings. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

 Dividends and Distributions

 Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions are made on a tax basis which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for redemptions-in-kind and wash sales for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

 Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

 Recent Accounting Pronouncements

 In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Funds currently do amortize premiums or accrete discounts in all cases.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 2000


 As of December 31, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                                Accumulated
                               (Distributions in excess of)  Undistributed Net
                               Undistributed Net Investment Realized Gain/(Loss)
                                          Income               on Investments
                               ---------------------------- --------------------
  Growth Fund.................              --                        --
  Global Opportunities Fund...            5,784                    24,770
  Diversified Assets Fund.....            1,236                       --
  Fixed Income Fund...........            1,791                    (1,791)
  Money Market Fund...........              --                        --

3.Management, Administration, Fund Accounting Agreements

 Allianz of America, Inc., (the "Investment Adviser") provides advisory and management services to the Funds under separate management contracts. The Investment Adviser is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.75% for the Growth Fund, 0.95% for the Global Opportunities Fund, 0.55% for the Diversified Assets Fund, 0.50% for the Fixed Income Fund and 0.35% for the Money Market Fund of each Fund's average net assets. The Investment Adviser has voluntarily agreed to waive fees and reimburse the Funds to limit the annual expenses to 0.90% for the Growth Fund, 1.51% for the Global Opportunities Fund, 1.00% for the Diversified Assets Fund, 0.75% for the Fixed Income Fund and 0.90% for the Money Market Fund of each Fund's average net assets. For the year ended December 31, 2000, the amount of such waivers totaled $91,122, $83,705, $67,580, $56,239 and $46,102 for the Growth Fund, the Global Opportunities Fund, the Diversified Assets Fund, the Fixed Income Fund and the Money Market Fund, respectively. For the year ended December 31, 2000, the amount of such reimbursements totaled $40,482, $13,899, $29,233, $57,515 and $34,668 for the Growth Fund, the Global Opportunities Fund, the Diversified Assets Fund, the Fixed Income Fund and the Money Market Fund, respectively.

 BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, computed daily and paid monthly, and is reimbursed for certain out-of-pocket expenses incurred. The amount of such payments totaled $63,686, $60,301, $63,710, $63,715 and $60,301 for the Growth Fund, the
 Global Opportunities Fund, the Diversified Assets Fund, the Fixed Income Fund and the Money Market Fund, respectively.

 The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, each Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets. The amount of such payments totaled $30,374, $22,027, $30,719, $28,119 and $32,931 for the Growth Fund, the Global Opportunities Fund, the Diversified Assets Fund, the Fixed Income Fund and the Money Market Fund, respectively.

4.Federal Income Taxes

 It is each Fund's policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 2000


 Capital losses incurred after October 31st, within a Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses:

                                                                        Post-
                                                                       October
                                                                        Losses
                                                                       --------
  Growth Fund......................................................... $ 63,034
  Global Opportunities Fund........................................... $483,008
  Diversified Assets Fund............................................. $  1,887
  Fixed Income Fund...................................................      --
  Money Market Fund................................................... $     53

 At December 31, 2000, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extend provided by the Treasury regulations:

                                                                 Amount  Expires
                                                                -------- -------
  Growth Fund.................................................. $    --    --
  Global Opportunties Fund.....................................  171,079  2008
  Diversified Assets Fund......................................      --    --
  Fixed Income Fund............................................      --    --
  Money Market Fund............................................       84  2008

 To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

5.Security Purchases and Sales

 For the year ended December 31, 2000, purchases and sales of securities (excluding short-term securities) were as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
  Growth Fund.......................................... $ 8,056,471 $ 6,737,491
  Global Opportunities Fund............................  18,614,478   8,519,574
  Diversified Assets Fund..............................  11,673,405   7,867,738
  Fixed Income Fund....................................  16,222,429  13,255,562

6.Trustee Fees

 The unaffiliated Trustees of the Trust each receive a $2,000 meeting fee for each meeting of the Trustees of the Trust attended and receive reimbursement of out-of-pocket expenses incurred in connection with attendance at such meetings.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 2000


7.Sales and Redemption of Shares

 Transactions in shares of beneficial interest were as follows:

                                         Year Ended December 31, 2000
                            --------------------------------------------------------
                                        Global                   Fixed      Money
                            Growth   Opportunities Diversified  Income      Market
                             Fund      Fund (a)    Assets Fund   Fund      Fund (a)
                            -------  ------------- ----------- ---------  ----------
  Shares sold.............  199,754    1,011,004     254,501   1,009,682  30,238,457
  Issued upon reinvestment
   of distributions.......   30,955          --       68,316      70,503     634,361
  Shares redeemed.........  (80,922)        (438)    (50,898)   (851,914) (8,614,442)
                            -------    ---------     -------   ---------  ----------
  Net increase............  149,787    1,010,566     271,919     228,271  22,258,376
                            -------    ---------     -------   ---------  ----------

 --------
 (a) From commencement of operations on February 1, 2000 to December 31,
     2000.

                                                        Period Ended
                                                    December 31, 1999 (b)
                                               --------------------------------
                                                                        Fixed
                                                Growth    Diversified  Income
                                                 Fund     Assets Fund   Fund
                                               ---------  ----------- ---------
  Shares sold................................. 1,042,783   1,013,684  1,018,811
  Issued upon reinvestment of distributions...       --          --         268
  Shares redeemed.............................    (8,956)        --      (2,257)
                                               ---------   ---------  ---------
  Net increase................................ 1,033,827   1,013,684  1,016,822
                                               ---------   ---------  ---------

 --------
 (b) From commencement of operations on November 9, 1999 to December 31,
     1999.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                              Financial Highlights

                                                       Growth Fund
                                         ---------------------------------------
                                            Year Ended         Period Ended
                                         December 31, 2000 December 31, 1999 (a)
                                         ----------------- ---------------------
Net Asset Value, Beginning of Period...       $ 10.85             $ 10.00
                                              -------             -------
Income from Investment Operations:
 Net investment income.................          0.02                 --
 Net realized and unrealized
  gain/(loss) on investments...........         (1.13)               0.85
                                              -------             -------
  Total from Investment Operations.....         (1.11)               0.85
                                              -------             -------
Distributions to shareholders from:
 Net investment income.................         (0.02)                -- *
 Net realized gains....................         (0.17)                --
 In excess of net realized gains.......         (0.07)                --
                                              -------             -------
  Total Distributions to Shareholders..         (0.26)                --
                                              -------             -------
Net Asset Value, End of Period.........       $  9.48             $ 10.85
                                              =======             =======
Total Return...........................        (10.28%)              8.52%**
Ratios to Average Net
 Assets/Supplemental Data:
Net Assets, end of period (000)........       $11,220             $11,214
Net investment loss before
 waivers/reimbursements................         (0.86%)             (2.89%)***
Net investment income net of
 waivers/reimbursements................          0.22%               0.12%***
Expenses before waivers/reimbursements.          1.99%               3.90%***
Expenses net of waivers/reimbursements.          0.90%               0.90%***
Portfolio turnover.....................         58.91%               5.27%

--------
 (a)From commencement of operations on November 9, 1999 to December 31, 1999. *Distributions from net investment income were less than one cent per share.
 **Total return for periods less than one year is not annualized.
***Annualized.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                              Financial Highlights

                                                                 Global
                                                              Opportunities
                                                                  Fund
                                                          ---------------------
                                                              Period Ended
                                                          December 31, 2000 (a)
                                                          ---------------------
Net Asset Value, Beginning of Period.....................        $10.00
                                                                 ------
Income from Investment Operations:
 Net investment loss.....................................         (0.02)
 Net realized and unrealized loss on investments and
  foreign currency ......................................         (1.48)
                                                                 ------
  Total from Investment Operations.......................         (1.50)
                                                                 ------
Net Asset Value, End of Period...........................        $ 8.50
                                                                 ======
Total Return.............................................        (15.00%)*
Ratios to Average Net Assets/Supplemental Data:
Net Assets, end of period (000)..........................        $8,594
Net investment loss before waivers/reimbursements........         (1.28%)**
Net investment loss net of waivers/reimbursements........         (0.17%)**
Expenses before waivers/reimbursements...................          2.62%**
Expenses net of waivers/reimbursements...................          1.51%**
Portfolio turnover.......................................         99.83%

--------
(a) From commencement of operations on February 1, 2000 to December 31, 2000.
 * Total return for periods less than one year is not annualized.
** Annualized.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                              Financial Highlights

                                                 Diversified Assets Fund
                                         ---------------------------------------
                                            Year Ended         Period Ended
                                         December 31, 2000 December 31, 1999 (a)
                                         ----------------- ---------------------
Net Asset Value, Beginning of Period...       $ 10.23             $ 10.00
                                              -------             -------
Income from Investment Operations:
 Net investment income.................          0.42                0.05
 Net realized and unrealized
  gain/(loss) on investments...........         (0.06)               0.23
                                              -------             -------
  Total from Investment Operations.....          0.36                0.28
                                              -------             -------
Distributions to shareholders from:
 Net investment income.................         (0.42)              (0.05)
 Net realized gains....................         (0.11)                --
                                              -------             -------
  Total Distributions to Shareholders..         (0.53)              (0.05)
                                              -------             -------
Net Asset Value, End of Period.........       $ 10.06             $ 10.23
                                              =======             =======
Total Return...........................          3.51%               2.81%*
Ratios to Average Net
 Assets/Supplemental Data:
Net Assets, end of period (000)........       $12,936             $10,371
Net investment income before
 waivers/reimbursements................          3.39%               0.75%**
Net investment income net of
 waivers/reimbursements................          4.17%               3.56%**
Expenses before waivers/reimbursements.          1.79%               3.80%**
Expenses net of waivers/reimbursements.          1.00%               1.00%**
Portfolio turnover.....................         72.26%              52.17%

--------
(a)From commencement of operations on November 9, 1999 to December 31, 1999. *Total return for periods less than one year is not annualized.
**Annualized.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                              Financial Highlights

                                                    Fixed Income Fund
                                         ---------------------------------------
                                            Year Ended         Period Ended
                                         December 31, 2000 December 31, 1999 (a)
                                         ----------------- ---------------------
Net Asset Value, Beginning of Period...       $  9.74             $10.00
                                              -------             ------
Income from Investment Operations:
 Net investment income.................          0.61               0.08
 Net realized and unrealized
  gain/(loss) on investments...........          0.49              (0.26)
                                              -------             ------
  Total from Investment Operations.....          1.10              (0.18)
                                              -------             ------
Distributions to shareholders from:
 Net investment income.................         (0.61)             (0.08)
                                              -------             ------
  Total Distributions to Shareholders..         (0.61)             (0.08)
                                              -------             ------
Net Asset Value, End of Period.........       $ 10.23             $ 9.74
                                              =======             ======
Total Return...........................         11.71%             (1.79%)*
Ratios to Average Net
 Assets/Supplemental Data:
Net Assets, end of period (000)........       $12,735             $9,908
Net investment income before
 waivers/reimbursements................          5.16%              2.69%**
Net investment income net of
 waivers/reimbursements................          6.17%              5.71%**
Expenses before waivers/reimbursements.          1.76%              3.77%**
Expenses net of waivers/reimbursements.          0.75%              0.75%**
Portfolio turnover.....................        120.64%             55.81%

--------
(a) From commencement of operations on November 9, 1999 to December 31, 1999.
 * Total return for periods less than one year is not annualized.
** Annualized.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                              Financial Highlights

                                                               Money Market
                                                                   Fund
                                                           ---------------------
                                                               Period Ended
                                                           December 31, 2000 (a)
                                                           ---------------------
Net Asset Value, Beginning of Period......................        $ 1.000
                                                                  -------
Income from Investment Operations:
 Net investment income....................................          0.051
                                                                  -------
  Total from Investment Operations........................          0.051
                                                                  -------
Distributions to shareholders from:
 Net investment income....................................         (0.051)
                                                                  -------
  Total Distributions to Shareholders.....................         (0.051)
                                                                  -------
Net Asset Value, End of Period............................        $ 1.000
                                                                  =======
Total Return..............................................           5.21%*
Ratios to Average Net Assets/Supplemental Data:
Net Assets, end of period (000)...........................        $22,258
Net investment income before waivers/reimbursements.......           5.01%**
Net investment income net of waivers/reimbursements.......           5.62%**
Expenses before waivers/reimbursements....................           1.51%**
Expenses net of waivers/reimbursements....................           0.90%**

--------
(a) From commencement of operations on February 1, 2000 to December 31, 2000.
 * Total return for periods less than one year is not annualized.
** Annualized.
                See accompanying notes to financial statements.

                         INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the USAllianz Variable Insurance Products Trust:

We have audited the accompanying statements of assets and liabilities of the USAllianz Variable Insurance Products Trust comprised of the Growth Fund, Global Opportunities Fund, Diversified Assets Fund, Fixed Income Fund, and the Money Market Fund (collectively, the Funds), including the schedules of portfolio investments, as of December 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2000, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds as of December 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
February 9, 2001

USAllianz Funds

The USAllianz VIP Funds are distributed by BISYS Fund Services. These Funds are not FDIC insured.
                                                                 ANNRPT1200 2/01